Exhibit 99.1

Myers Industries Announces Third Quarter 2025 Results

Higher Year-Over-Year Gross Profit Driven by Signature and Scepter Revenue Growth

Significant Free Cash Flow Improvement Year-Over-Year

KeyBanc Selected as Partner to Sell Myers Tire Supply

October 30, 2025, Akron, Ohio - Myers Industries Inc. (NYSE: MYE), a leading manufacturer of products that protect the world from the ground up, today announced results for the third quarter ended September 30, 2025.

Myers Industries President and CEO Aaron Schapper commented, “I am encouraged by the higher gross profit and free cash flow this quarter, indicating Myers' ability to generate value from our core businesses and strengthen operations. We achieved growth in gross profit due to favorable product mix. Infrastructure and Industrial growth was offset by continued softness in Vehicle and Automotive Aftermarket. Scepter's Industrial sales growth more than compensated for the lower weather-driven fuel container sales in the Consumer end market. We made significant improvements in free cash flow, generating $21.5 million during the quarter compared to $10.1 million in the third quarter of 2024. With the idling of two rotational molding production facilities, we have identified $19 million in structural cost reductions, and we remain on track to deliver annualized cost savings of $20 million, primarily in SG&A, by the end of 2025."

Third Quarter 2025 Financial Summary

	Quarter Ended September 30,
(Dollars in thousands, except per share data)	2025	2024	% Inc (Dec)
Net sales	$205,435	$205,067	0.2%
Gross profit	$68,570	$65,130	5.3%
Gross margin	33.4%	31.8%
Operating income (loss)	$17,689	$(4,764)	NM
Net income (loss)	$7,088	$(10,878)	NM
Net income (loss) per diluted share	$0.19	$(0.29)	NM

Adjusted operating income	$20,907	$20,539	1.8%
Adjusted net income	$9,924	$9,212	7.7%
Adjusted earnings per diluted share	$0.26	$0.25	4.0%
Adjusted EBITDA	$30,595	$30,735	(0.5)%

•
Net sales: Increased due to higher demand in the Infrastructure and Industrial end markets, particularly military products. This was offset by lower demand in the Automotive Aftermarket, Consumer and Vehicle end markets.
•
Gross profit and Operating income: Increased due to higher volume, favorable mix, favorable cost productivity and lower material cost.

Third Quarter 2025 Segment Results

(Dollar amounts in the segment tables below are reported in millions)

Material Handling

	Net Sales	Op Income	Op Income Margin		Adj EBITDA	Adj EBITDA Margin
Q3 2025 Results	$153.5	$26.6	17.3%		$36.8	24.0%
Q3 2024 Results	$150.7	$0.9	0.6%		$33.5	22.2%
$ Increase (decrease) vs prior year	$2.8	$25.7			$3.4
% Increase (decrease) vs prior year	1.9%	NM	+1,670	bps	10.0%	+180	bps

Items in this table may not recalculate due to rounding

•
Operating income: Increased primarily due to a $22 million non-cash charge for goodwill impairment taken in the third quarter of 2024. Excluding this item, operating income would have improved by $3.7 million.
•
Adjusted EBITDA: Increased due to higher volume and favorable material costs, partially offset by lower pricing.

Distribution

	Net Sales	Op Income	Op Income Margin		Adj EBITDA	Adj EBITDA Margin
Q3 2025 Results	$52.0	$0.8	1.6%		$1.6	3.2%
Q3 2024 Results	$54.4	$2.1	3.9%		$3.2	5.8%
$ Increase (decrease) vs prior year	($2.4)	($1.3)			($1.5)
% Increase (decrease) vs prior year	(4.4)%	(60.6)%	-230	bps	(48.2)%	-260	bps

Items in this table may not recalculate due to rounding

•
Operating income and Adjusted EBITDA: Decreased due to lower volume, partially offset by favorable SG&A.

Balance Sheet & Cash Flow

•
Total liquidity of $292.7 million, including $244.7 million of availability under the revolving credit facility and $48.0 million in cash on hand.
•
Cash flow from operations was $25.8 million. Free cash flow was $21.5 million, up $11.4 million versus prior year, due to improvements in working capital. Capital expenditures were $4.2 million.
•
Total debt was reduced by $10.0 million with a net leverage ratio of 2.6x.
•
Repurchased $0.5 million shares in the third quarter with $8.0 million remaining under the 2025 Share Repurchase Program.

Sale Process Initiated for Myers Tire Supply Business

As a result of the Strategic Review announced in the second quarter of this year, the Company has now initiated a sale process to divest the business. The company has partnered with KeyBanc to act as financial advisor for this process.

2025 End Market Outlook

The following table presents the Company’s current 2025 outlook for each of its end markets. The 2025 outlook is updated from the outlook provided on July 31, 2025.

End Markets (TTM Sales as of September 30, 2025)	2025 Outlook
Industrial (30% of sales) Akro-Mils®, Buckhorn® & Jamco® containers, organizational bins, totes, carts and cabinets; Scepter® military ammunition containers; OEM parts for general industrial equipment	Moderate growth
Infrastructure (14% of sales) Signature Systems™ ground protection matting for construction, industrial sites, and event venues	Strong growth
Vehicle (12% of sales) RV, marine, and automotive components	Down
Consumer (11% of sales) Scepter® fuel containers; outdoor furniture and equipment	Down, affected by absence of U.S. landed storms
Food & Beverage (8% of sales) Buckhorn® seed boxes, intermediate bulk containers, and Tuff Series bulk containers for agricultural and chemical customers	Stable
Automotive Aftermarket Distribution (25% of sales) Distribution sales to tire service aftermarket	Down

Conference Call Details

The Company will host an earnings conference call and webcast for investors and analysts on Thursday, October 30, 2025, at 8:30 a.m. ET. The call is anticipated to last less than one hour and may be accessed using the following online participation registration link: https://www.netroadshow.com/events/login/LE9zwo4BXUEngAbx5H8AnNUHwe2NmdCRXTY. Upon registering, each participant will be provided with call details and a registrant ID. Reminders will also be sent to registered participants via email. Alternatively, the conference call will be available via a live webcast. To access the live webcast or a replay, visit the Company's website www.myersindustries.com and click on the Investor Relations tab. An archived replay of the call will also be available on the site shortly after the event. To listen to the telephone replay, callers should dial: (U.S. Local) 1-929-458-6194 or (U.S. Toll-Free) 1-866-813-9403 and use access code 135145.

Use of Non-GAAP Financial Measures

The Company uses certain non-GAAP measures in this release. Adjusted gross profit, adjusted gross margin, adjusted operating income (loss), adjusted operating income margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA margin, adjusted net income, adjusted earnings per diluted share (adjusted EPS), and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. Myers Industries believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

About Myers Industries

Myers Industries Inc., based in Akron, Ohio, is a leading manufacturer of sustainable plastic and metal products that protect the world from the ground up for Consumer, Vehicle, Food & Beverage, Industrial, Infrastructure, and Automotive Aftermarket end markets. Myers Industries has a rich history that is built on strong brands and innovative products. Through years of continuous product development and strategic acquisitions, we have established ourselves as a leading diversified industrial company. We provide critical solutions to our customers, delivering exceptional value. Visit www.myersindustries.com to learn more.

Caution on Forward-Looking Statements

Statements in this release include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including information regarding the Company’s financial outlook, future plans, objectives, business prospects and anticipated financial performance. Forward-looking statements can be identified by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “intend,” “plan,” or variations of these words, or similar expressions. These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, these statements inherently involve a wide range of uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. The Company’s actual actions, results, and financial condition may differ materially from what is expressed or implied by the forward-looking statements.

Specific factors that could cause such a difference on our business, financial position, results of operations and/or liquidity include, without limitation, raw material availability, increases in raw material costs, or other production costs; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company’s business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world, including the impacts of U.S. and foreign tariff policies; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; unforeseen events, including natural disasters, unusual or severe weather events and patterns, public health crises, geopolitical crises, and other catastrophic events; our ability to successfully execute our announced intended divestiture of the Myers Tire Supply business; and other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including without limitation, the risk factors disclosed in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Given these factors, as well as other variables that may affect our operating results, readers should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, nor use historical trends to anticipate results or trends in future periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. The Company expressly disclaims any obligation or intention to provide updates to the forward-looking statements and the estimates and assumptions associated with them.

Contact: Meghan Beringer, Senior Director Investor Relations, 252-536-5651

M-INV

Source: Myers Industries, Inc.

MYERS INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(Dollars in thousands, except share and per share data)

	Quarter Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net sales	$205,435	$205,067	$621,768	$632,405
Cost of sales	136,865	139,937	413,458	427,489
Gross profit	68,570	65,130	208,310	204,916
Selling, general and administrative expenses	44,426	38,486	132,551	129,747
Depreciation and amortization	4,318	4,868	13,225	13,615
Freight out	2,512	4,332	8,117	9,442
(Gain) loss on disposal of fixed assets	(375)	192	99	253
Impairment charges	—	22,016	—	22,016
Operating income (loss)	17,689	(4,764)	54,318	29,843
Interest expense, net	7,497	8,091	22,247	23,176
Income (loss) before income taxes	10,192	(12,855)	32,071	6,667
Income tax expense (benefit)	3,104	(1,977)	8,473	3,763
Net income (loss)	$7,088	$(10,878)	$23,598	$2,904
Net income (loss) per common share:
Basic	$0.19	$(0.29)	$0.63	$0.08
Diluted	$0.19	$(0.29)	$0.63	$0.08
Weighted average common shares outstanding:
Basic	37,393,620	37,220,456	37,361,228	37,102,761
Diluted	37,582,062	37,220,456	37,504,164	37,250,512

MYERS INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (UNAUDITED)

(Dollars in thousands)

	September 30, 2025	December 31, 2024
Assets
Current Assets
Cash	$47,965	$32,222
Trade accounts receivable, net	123,271	109,372
Other accounts receivable, net	6,138	12,654
Inventories, net	99,633	97,001
Other current assets	9,787	8,058
Total Current Assets	286,794	259,307
Property, plant, & equipment, net	131,484	137,564
Right of use asset - operating leases	26,429	30,561
Goodwill and intangible assets, net	410,877	421,853
Deferred income taxes	205	205
Other assets	8,282	11,325
Total Assets	$864,071	$860,815
Liabilities & Shareholders' Equity
Current Liabilities
Accounts payable	$81,569	$71,049
Accrued expenses	53,312	49,196
Operating lease liability - short-term	6,699	6,597
Finance lease liability - short-term	639	621
Long-term debt - current portion	29,528	19,649
Total Current Liabilities	171,747	147,112
Long-term debt	331,698	355,310
Operating lease liability - long-term	19,701	23,700
Finance lease liability - long-term	7,512	7,994
Other liabilities	15,048	15,303
Deferred income taxes	31,742	33,884
Total Shareholders' Equity	286,623	277,512
Total Liabilities & Shareholders' Equity	$864,071	$860,815

MYERS INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(Dollars in thousands)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cash Flows From Operating Activities
Net income (loss)	$7,088	$(10,878)	$23,598	$2,904
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities
Depreciation and amortization	9,688	10,196	29,652	28,760
Amortization of deferred financing costs	541	543	1,621	1,318
Amortization of acquisition-related inventory step-up	—	—	—	4,457
Non-cash stock-based compensation expense	950	190	2,700	737
(Gain) loss on disposal of fixed assets	(375)	192	99	253
Impairment charges	—	22,016	—	22,016
Other	(162)	386	(2,831)	550
Cash flows provided by (used for) working capital
Accounts receivable - trade and other, net	(9,570)	7,434	(2,127)	15,646
Inventories	2,154	574	(2,296)	(1,385)
Prepaid expenses and other current assets	3,601	2,975	(1,723)	(1,668)
Accounts payable and accrued expenses	11,843	(16,301)	15,507	(21,644)
Net cash provided by (used for) operating activities	25,758	17,327	64,200	51,944
Cash Flows From Investing Activities
Capital expenditures	(4,245)	(7,178)	(15,935)	(17,302)
Acquisition of business, net of cash acquired	—	—	—	(348,312)
Proceeds from sale of property, plant, and equipment	500	28	661	112
Net cash provided by (used for) investing activities	(3,745)	(7,150)	(15,274)	(365,502)
Cash Flows From Financing Activities
Net borrowings (repayments) from revolving credit facility	(5,000)	(8,000)	—	(15,000)
Proceeds from Term Loan A	—	—	—	400,000
Repayments of Term Loan A	(5,000)	(5,000)	(15,000)	(10,000)
Repayments of senior unsecured notes	—	—	—	(38,000)
Payments on finance lease	(155)	(150)	(464)	(442)
Cash dividends paid	(5,056)	(5,025)	(15,439)	(15,392)
Proceeds from issuance of common stock	293	295	866	3,053
Shares withheld for employee taxes on equity awards	(44)	(53)	(929)	(2,027)
Repurchase of common stock	(506)	—	(2,021)	—
Deferred financing fees	—	—	—	(9,172)
Net cash provided by (used for) financing activities	(15,468)	(17,933)	(32,987)	313,020
Foreign exchange rate effect on cash	130	121	(196)	(42)
Net increase (decrease) in cash	6,675	(7,635)	15,743	(580)
Beginning Cash	41,290	37,345	32,222	30,290
Ending Cash	$47,965	$29,710	$47,965	$29,710

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED)

(Dollars in thousands)

	Quarter Ended September 30, 2025
	Material Handling	Distribution	Segment Total	Corporate & Other	Total
Net sales	$153,540	$51,967	$205,507	$(72)	$205,435
Net income (loss)					7,088
Net income margin					3.5%

Gross profit					68,570
Add: Restructuring expenses and other adjustments					1,102
Adjusted gross profit					69,672
Gross margin as adjusted					33.9%

Operating income (loss)	26,573	840	27,413	(9,724)	17,689
Operating income margin	17.3%	1.6%	13.3%	n/a	8.6%
Add: Restructuring expenses and other adjustments	1,472	71	1,543	1,675	3,218
Adjusted operating income (loss)(1)	28,045	911	28,956	(8,049)	20,907
Adjusted operating income margin	18.3%	1.8%	14.1%	n/a	10.2%
Add: Depreciation and amortization	8,769	732	9,501	187	9,688
Adjusted EBITDA	$36,814	$1,643	$38,457	$(7,862)	$30,595
Adjusted EBITDA margin	24.0%	3.2%	18.7%	n/a	14.9%

(1) Includes gross profit adjustments of $1,102 and SG&A adjustments of $2,116

	Quarter Ended September 30, 2024
	Material Handling	Distribution	Segment Total	Corporate & Other	Total
Net sales	$150,718	$54,384	$205,102	$(35)	$205,067
Net income (loss)					(10,878)
Net income margin					-5.3%

Gross profit					65,130
Add: Restructuring expenses and other adjustments					1,211
Adjusted gross profit					66,341
Gross margin as adjusted					32.4%

Operating income (loss)	886	2,131	3,017	(7,781)	(4,764)
Operating income margin	0.6%	3.9%	1.5%	n/a	-2.3%
Add: Executive severance costs	—	—	—	1,405	1,405
Add: Restructuring expenses and other adjustments	1,396	220	1,616	417	2,033
Add: Acquisition and integration costs	—	—	—	349	349
Add: Impairment charges	22,016	—	22,016	—	22,016
Less: Environmental reserves, net(2)	—	—	—	(500)	(500)
Adjusted operating income (loss)(1)	24,298	2,351	26,649	(6,110)	20,539
Adjusted operating income margin	16.1%	4.3%	13.0%	n/a	10.0%
Add: Depreciation and amortization	9,158	823	9,981	215	10,196
Adjusted EBITDA	$33,456	$3,174	$36,630	$(5,895)	$30,735
Adjusted EBITDA margin	22.2%	5.8%	17.9%	n/a	15.0%

(1) Includes gross profit adjustments of $1,211, impairment charges of $22,016 and SG&A adjustments of $2,076
(2) Includes environmental charges of $200 net of probable insurance recoveries of $700

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED)

(Dollars in thousands)

	Nine Months Ended September 30, 2025
	Material Handling	Distribution	Segment Total	Corporate & Other	Total
Net sales	$469,839	$152,202	$622,041	$(273)	$621,768
Net income (loss)					23,598
Net income margin					3.8%

Gross profit					208,310
Add: Restructuring expenses and other adjustments					1,598
Adjusted gross profit					209,908
Gross margin as adjusted					33.8%

Operating income (loss)	83,426	(878)	82,548	(28,230)	54,318
Operating income margin	17.8%	-0.6%	13.3%	n/a	8.7%
Add: Restructuring expenses and other adjustments	2,631	3,051	5,682	3,981	9,663
Add: Pension termination	1,585	—	1,585	—	1,585
Less: Recovery of purchased credit deteriorated assets	(3,175)	—	(3,175)	—	(3,175)
Adjusted operating income (loss)(1)	84,467	2,173	86,640	(24,249)	62,391
Adjusted operating income margin	18.0%	1.4%	13.9%	n/a	10.0%
Add: Depreciation and amortization	26,644	2,368	29,012	640	29,652
Adjusted EBITDA	$111,111	$4,541	$115,652	$(23,609)	$92,043
Adjusted EBITDA margin	23.6%	3.0%	18.6%	n/a	14.8%

(1) Includes gross profit adjustments of $1,598 and SG&A adjustments of $6,475

	Nine Months Ended September 30, 2024
	Material Handling	Distribution	Segment Total	Corporate & Other	Total
Net sales	$468,951	$163,543	$632,494	$(89)	$632,405
Net income (loss)					2,904
Net income margin					0.5%

Gross profit					204,916
Add: Restructuring expenses and other adjustments					4,163
Add: Acquisition-related inventory step-up					4,457
Adjusted gross profit					213,536
Gross margin as adjusted					33.8%

Operating income (loss)	51,843	4,915	56,758	(26,915)	29,843
Operating income margin	11.1%	3.0%	9.0%	n/a	4.7%
Add: Executive severance costs	—	—	—	1,405	1,405
Add: Restructuring expenses and other adjustments	3,860	975	4,835	417	5,252
Add: Acquisition and integration costs	305	—	305	4,132	4,437
Add: Acquisition-related inventory step-up	4,457	—	4,457	—	4,457
Add: Impairment charges	22,016	—	22,016	—	22,016
Less: Insurance recovery of legal fees	(702)	—	(702)	—	(702)
Less: Environmental reserves, net(2)	—	—	—	(700)	(700)
Adjusted operating income (loss)(1)	81,779	5,890	87,669	(21,661)	66,008
Adjusted operating income margin	17.4%	3.6%	13.9%	n/a	10.4%
Add: Depreciation and amortization	25,706	2,426	28,132	628	28,760
Adjusted EBITDA	$107,485	$8,316	$115,801	$(21,033)	$94,768
Adjusted EBITDA margin	22.9%	5.1%	18.3%	n/a	15.0%

(1) Includes gross profit adjustments of $8,620, impairment charges of $22,016 and SG&A adjustments of $5,529
(2) Includes environmental charges of $1,000 net of probable insurance recoveries of $1,700

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ADJUSTED OPERATING INCOME, ADJUSTED EBITDA AND FREE CASH FLOW (UNAUDITED)

(Dollars in thousands)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Adjusted operating income (loss) reconciliation:
Operating income (loss)	$17,689	$(4,764)	$54,318	$29,843
Restructuring expenses and other adjustments	3,218	2,033	9,663	5,252
Pension termination	—	—	1,585	—
Acquisition and integration costs	—	349	—	4,437
Acquisition-related inventory step-up	—	—	—	4,457
Recovery of purchased credit deteriorated assets	—	—	(3,175)	—
Impairment charges	—	22,016	—	22,016
Insurance recovery of legal fees	—	—	—	(702)
Executive severance costs	—	1,405	—	1,405
Environmental reserves, net	—	(500)	—	(700)
Adjusted operating income (loss)	$20,907	$20,539	$62,391	$66,008

Adjusted EBITDA reconciliation:
Net income (loss)	$7,088	$(10,878)	$23,598	$2,904
Income tax expense (benefit)	3,104	(1,977)	8,473	3,763
Interest expense, net	7,497	8,091	22,247	23,176
Operating income (loss)	17,689	(4,764)	54,318	29,843
Depreciation and amortization	9,688	10,196	29,652	28,760
Restructuring expenses and other adjustments	3,218	2,033	9,663	5,252
Pension termination	—	—	1,585	—
Acquisition and integration costs	—	349	—	4,437
Acquisition-related inventory step-up	—	—	—	4,457
Recovery of purchased credit deteriorated assets	—	—	(3,175)	—
Impairment charges	—	22,016	—	22,016
Insurance recovery of legal fees	—	—	—	(702)
Executive severance costs	—	1,405	—	1,405
Environmental reserves, net	—	(500)	—	(700)
Adjusted EBITDA	$30,595	$30,735	$92,043	$94,768

Free cash flow reconciliation:
Net cash provided by (used for) operating activities	$25,758	$17,327	$64,200	$51,944
Capital expenditures	(4,245)	(7,178)	(15,935)	(17,302)
Free cash flow	$21,513	$10,149	$48,265	$34,642

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER DILUTED SHARE (UNAUDITED)

(Dollars in thousands, except per share data)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Adjusted net income (loss) reconciliation:
Net income (loss)	$7,088	$(10,878)	$23,598	$2,904
Income tax expense (benefit)	3,104	(1,977)	8,473	3,763
Income (loss) before income taxes	10,192	(12,855)	32,071	6,667
Restructuring expenses and other adjustments	3,218	2,033	9,663	5,252
Pension termination	—	—	1,585	—
Acquisition and integration costs	—	349	—	4,437
Acquisition-related inventory step-up	—	—	—	4,457
Recovery of purchased credit deteriorated assets	—	—	(3,175)	—
Impairment charges	—	22,016	—	22,016
Insurance recovery of legal fees	—	—	—	(702)
Executive severance costs	—	1,405	—	1,405
Environmental reserves, net	—	(500)	—	(700)
Adjusted income (loss) before income taxes	13,410	12,448	40,144	42,832
Income tax expense, as adjusted (1)	(3,486)	(3,236)	(10,437)	(11,136)
Adjusted net income (loss)	$9,924	$9,212	$29,707	$31,696

Adjusted earnings per diluted share reconciliation:
Net income (loss) per common diluted share	$0.19	$(0.29)	$0.63	$0.08
Restructuring expenses and other adjustments	0.09	0.05	0.26	0.14
Pension termination	—	—	0.04	—
Acquisition and integration costs	—	0.01	—	0.12
Acquisition-related inventory step-up	—	—	—	0.12
Recovery of purchased credit deteriorated assets	—	—	(0.08)	—
Impairment charges	—	0.59	—	0.59
Insurance recovery of legal fees	—	—	—	(0.02)
Executive severance costs	—	0.04	—	0.04
Environmental reserves, net	—	(0.01)	—	(0.02)
Adjusted effective income tax rate impact	(0.01)	(0.14)	(0.05)	(0.20)
Adjusted earnings per diluted share(2)	$0.26	$0.25	$0.79	$0.85

Items in this table may not recalculate due to rounding
(1) Income taxes are calculated using the normalized effective tax rate for each year. The rate used in 2025 is 26% and in 2024 is 26%.
(2) Adjusted earnings per diluted share is calculated using the weighted average common shares outstanding for the respective period.